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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C.  20549



                                    FORM 8-K
                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                 DATE OF REPORT
                        (Date of earliest event reported)
                                  MAY 17, 1995
                                 (MAY 16, 1995)


                                  HBO & COMPANY
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                    (State or Jurisdiction of Incorporation)



               0-9900                                37-0986839
        (Commission File No.)              (IRS Employer Identification No.)


    301 PERIMETER CENTER NORTH
          ATLANTA, GA                                    30346
 (Address of principal executive offices)              (Zip Code)

               Registrant's telephone number, including area code
                                 (404) 393-6000


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ITEM 5.  OTHER EVENTS

The Company announced on May 16, 1995, that it has signed a definitive agreement to acquire the Health Systems Group (HSG) of First Data Corporation in exchange for approximately 4 million shares of stock. The transaction will be accounted for as a purchase of assets.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Press release dated May 16, 1995, announcing the agreement.


                                        HBO & COMPANY
                                        (Registrant)

Dated:  May 16, 1995

                                        /s/ Timothy S. Heyerdahl
                                        ---------------------------------------
                                        Timothy S. Heyerdahl
                                        Vice President-Controller and
                                        Chief Accounting Officer




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